                                                                    EXHIBIT 10.1

                                                                  CONFORMED COPY

                           WAIVER AND AMENDMENT NO. 3

         WAIVER AND AMENDMENT NO. 3 (the "Amendment") dated as of December 10, 2001 of the Credit Agreement dated as of April 7, 1994 and amended and restated as of March 15, 1999, as amended by Waiver and Amendment No. 1 dated as of December 16, 1998, further amended and restated as of March 15, 1999, further amended by Amendment No. 1 dated as of April 23, 1999, further amended and restated as of April 12, 2000 and September 30, 2000, further amended by Amendment No. 1 dated as of December 31, 2000, further amended and restated as of April 15, 2001 and further amended by Waiver and Amendment No. 1 dated as of June 15, 2001 and Amendment No. 2 dated as of September 28, 2001 (the "Credit Agreement"), among APPLIED EXTRUSION TECHNOLOGIES, INC. (the "Company"), the LENDERS party thereto (the "Lenders") and JPMORGAN CHASE BANK, formerly known as THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent").

                                   WITNESSETH:

         WHEREAS, the Company and the Lenders have agreed to amend the net worth and leverage ratio covenants and to permit the termination of the current Tenter I Assets sale-leaseback arrangement;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Definitions; References. Unless otherwise specifically defined in the recitals above, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

         Section 2. Amendment of Section 9.09. Section 9.09 of the Credit Agreement is amended to replace "$85,000,000" with "$68,000,000" and "September 30, 1997" with "December 31, 2001".

     Section 3. Amendment of Section 9.11. The chart set forth in Section 9.11(a) of the Credit Agreement is amended for the period set forth below to read as follows:

     Period                                               Ratio

     October 1, 2001 through December 31, 2001            6:00:1

     Section 4. Waiver of Sections 3.02(b)(i)(4), 9.12 and 9.18. Sections 3.02(b)(i)(4), 9.12 and 9.18 of the Credit Agreement are waived to the extent (and only to the extent) necessary to permit the Company (i) to repurchase the Tenter I Assets without the cost of such repurchase, not to exceed $20,000,000, counting as a Capital Expenditure, and (ii) once the Company has repurchased the Tenter I Assets and terminated its current sale-leaseback arrangement with respect to the Tenter I Assets, to enter into a new sale-leaseback arrangement with respect to such assets, as permitted pursuant to Section 9.12(viii), without being required to deposit the Net Cash Proceeds thereof with the Administrative Agent or to prepay the Loans or provide cover for Letter of Credit Liabilities therewith.

     Section 5. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company and its Subsidiaries made in each Basic Document shall be true (or, in the case of Basic Documents which are not Financing Documents, true in all material respects) on and as of the Amendment Effective Date (as hereinafter defined) to the same extent as they would be required to be under Section 7.01(b) on the occasion of any Loan or issuance of any Letter of Credit and (ii) no Default will have occurred and be continuing on such date.

     Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


     Section 7. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when the Administrative Agent shall have received
(i) from each of the Company and the Majority Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof and (ii) from the Company for the account of each Lender which has delivered an executed counterpart hereof (or satisfactory confirmation thereof) to the Administrative Agent on or before December 14, 2001 an amendment fee equal to 0.05% of such Lender's Working Capital Commitment as in effect immediately prior to December 14, 2001.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        APPLIED EXTRUSION TECHNOLOGIES, INC.



                                        By /s/ Anthony J. Allott
                                           ------------------------------------
                                           Name: Anthony J. Allott
                                           Title: Senior Vice President and
                                                  Chief Financial Officer


                                        JPMORGAN CHASE BANK, formerly known as
                                           THE CHASE MANHATTAN BANK



                                        By /s/ Lawrence Palumbo, Jr.
                                           ------------------------------------
                                           Name: Lawrence Palumbo, Jr.
                                           Title: Vice President


                                        LASALLE BUSINESS CREDIT, INC.



                                        By /s/ Karoline A. Moxham
                                           ------------------------------------
                                           Name: Karoline A. Moxham
                                           Title: Assistant Vice President


        `                               FLEET NATIONAL BANK



                                        By /s/ Daniel Durkin
                                           ------------------------------------
                                           Name: Daniel Durkin
                                           Title: Authorized Officer

                                        PNC BANK, N.A.



                                        By /s/ Susanne Raschner
                                           -----------------------------------
                                           Name:  Susanne Raschner
                                           Title: Vice President


                                        FIRST UNION NATIONAL BANK



                                        By /s/ John T. Trainor
                                           -----------------------------------
                                           Name:  John T. Trainor
                                           Title: Vice President

                                        PROVIDENT BANK



                                        By /s/ Cary M. Sierzputowski
                                           -----------------------------------
                                           Name:  Cary M. Sierzputowski
                                           Title: Vice President